Exhibit 10f

AMENDMENT TO C. R. BARD, INC.

AGREEMENT AND PLANS TRUST

THIS AMENDMENT dated as of April 15th, 2002 to the C. R. Bard, Inc. Agreement and Plans Trust, amended and restated as of December 10, 2001, and further amended and restated as of February 8, 1989, and further amended and restated as of January 18, 2000, and further amended and restated as of September 13, 2000, by and between C. R. Bard, Inc., a New Jersey Corporation (the "Company"), JP Morgan Chase Bank (formerly Chase Manhattan Bank, N. A.) (the "Trustee") and The Andesa Companies, Inc., a Pennsylvania corporation (the "Consulting Firm") (the "Trust Agreement").

WITNESSETH:

WHEREAS, the Company, the Trustee and the Consulting Firm entered into the Trust Agreement, which they now desire to amend,

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A to the Trust Agreement is hereby superceded and replaced in its entirety with the form of Exhibit A, including Schedule 1 thereto, attached hereto.

2. Except as amended by section 1 hereinabove, the Trust Agreement remains in full force and effect, without modification.

3. The Trust Agreement as amended by this Amendment is hereby restated in its entirety and the replacement Exhibit A, including Schedule 1 thereto, attached to this Amendment is incorporated in and attached to the Trust Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment and initialed the new Exhibit A, including Schedule 1 thereto, as of the date first above written.

C. R. BARD, INC. JP MORGAN CHASE BANK

By: William H. Longfield /s/ By: Susan Greenwald /s/

William H. Longfield Chairman and Susan Greenwald, Vice President

Chief Executive Officer

THE ANDESA COMPANIES, INC.

 By: Rodman D. Young /s/

Rodman D. Young, Treasurer

Exhibit 10f

Exhibit A to C. R. Bard, Inc. Agreement and Plans Trust

C. R. Bard, Inc.

Contracts, Agreements and Plans

(each as amended and/or restated, if applicable)

Retirement Plan for Outside Directors of C. R. Bard, Inc.

Deferred Compensation Contract - Deferral of Directors' Fees

Supplemental Insurance/Retirement Plan - Officers

Deferred Compensation Contract -Deferral of Discretionary Bonus

Deferred Compensation Contract - Deferral of Salary

Long Term Performance Incentive Plan

Excess Benefit Plan

Supplemental Executive Retirement Plan

Supplemental Executive Retirement Agreement with William H. Longfield

Stock Equivalent Plan for Outside Directors of C. R. Bard, Inc.

Change of Control Agreements (exclusive of payments, benefits and other compensation and support required to be made or provided to the Executive pursuant to section 4 thereof as compensation for or in connection with Executive's employment, if any, by the Company during the Employment Period, as therein defined) of the Executives set forth on Schedule 1, attached hereto, as such Schedule may be revised from time to time in accordance with the authority granted by the Board of Directors on September 13, 2000 to add any further Change of Control Agreements authorized by the Board and to delete Change of Control Agreements that shall have terminated in accordance with their terms.

JPMorgan Chase Bank

Trustee

Company ConsuIting Firm Trustee

Initial: WHL /s/ Initial: RDY /s/ Initial: SG /s/

Exhibit 10f

Schedule I to Exhibit A to C. R. Bard, Inc.

Agreement and Plans Trust

Change of Control Agreements

William H. Longfield*

Timothy M. Ring*

John H. Weiland *

Charles P. Slacik*

Nadia J. Bernstein*

Susan Alpert, Ph.D., M.D.

Joseph A. Cherry (as clarified by letter with respect to calculation of "Annual Bonus" and "Recent Bonus" dated September 26, 2000)

E. Robert Ernest*

Guy J. Jordan*

Charles P. Grom*

James L. Natale*

Todd C. Schermerhorn*

Bronwen Kelly (effective May 1, 2002)

Robert Mellen (effective May 1, 2002)

*Change of Control Agreements entered prior to October 11, 1999 are as clarified by letters dated October 11, 1999 with respect to the calculation of "Gross Up Payment"

JPMorgan Chase Bank

Trustee

Initial: WHL /s/ Initial: RDY /s/ Initial: SG /s/

  Company ConsuIting Firm Trustee